EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

As of the date  hereof,  I, Steven G.  Mihaylo,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Inter-Tel, Incorporated on Form 10-Q for the fiscal quarter ended June 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Inter-Tel, Incorporated.

                                     By:  /s/  Steven G. Mihaylo
                                         ---------------------------------------

                                   Name:  Steven G. Mihaylo
                                         ---------------------------------------

                                  Title:  Chief Executive Officer
                                         ---------------------------------------

                                  Dated:  August 14, 2003
                                         ---------------------------------------

                                       37